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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                     FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) December 14, 2000
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                             The Liberty Corporation
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               (Exact name of Registrant as Specified in Charter)


       South Carolina               1-5846                        57-0507055
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(State or Other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation)                Number)                Identification No.)


2000 Wade Hampton Boulevard, Greenville, SC                             29615
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code          (864) 609-8256
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                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)



ITEM 9. REGULATION FD DISCLOSURE.

[LIBERTY CORPORATION LETTERHEAD]

For Further Information: Jim Keelor (864) 609-8388

HOWARD L. SCHROTT NAMED CHIEF FINANCIAL OFFICER
OF THE LIBERTY CORPORATION


GREENVILLE, S.C., Dec. 14, 2000 -- The Liberty Corp. (NYSE: LC) today announced the appointment of Howard L. Schrott (age 46) to the position of Chief Financial Officer. The Liberty Corp. is a major owner and operator of broadcast television stations through its sole operating


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subsidiary, Cosmos Broadcasting. Liberty recently exited the insurance business to focus on expanding in broadcasting and related businesses.

         Schrott brings to Liberty more than 25 years of experience in media and related fields, having most recently served as Chief Financial Officer of Wink Communications (NASDAQ: WINK), a leading Silicon Valley interactive television technology firm.

         Prior to his service at Wink, Schrott spent eight years as Chief Financial Officer of Emmis Communications Corporation (NASDAQ: EMMS); a multi-faceted communications company that primarily owns and operates radio and television broadcast properties. He also served as a Vice President in the media lending group at First Union National Bank and as President of a southeastern-based group of radio broadcast properties. Schrott also spent two years practicing law, specializing in matters before the Federal Communications Commission and general media related business issues.

         "We are pleased to have someone of Howard's experience joining us at this significant time in the development of our media operations," said Hayne Hipp, Chief Executive Officer of The Liberty Corp. "As a pure-play media company, we expect to expand through station acquisitions and by building up a portfolio of emerging businesses in new media, the Internet or through opportunities related to our broadcast digital spectrum. Howard's unique background in finance and operations will be a great addition to an already fine management team."

         A major group broadcaster, Liberty, through its operating subsidiary, Cosmos Broadcasting, owns fifteen network-affiliated television stations, including eight NBC affiliates (WALB-TV, Albany, Ga.; KCBD-TV, Lubbock, Tx; WAVE-TV, Louisville, Ky.; WIS-TV, Columbia, S.C.; WSFA-TV, Montgomery, Ala.; WFIE-TV, Evansville, Ind.; KPLC-TV, Lake Charles, La.; and WLBT-TV, Jackson, Miss.); five ABC affiliates (KAIT-TV, Jonesboro, Ark.; WLOX-TV, Biloxi, Miss.; WWAY-TV, Wilmington, N.C; KLTV-TV, Tyler, Tx; and KTRE-TV, the satellite affiliate of KLTV in Lufkin, Tx); and two CBS affiliates (KGTB-TV, Harlingen, Tx; and WTOL-TV, Toledo, Ohio). In addition, Cosmos owns CableVantage Inc., a cable advertising sales subsidiary; Take Ten productions, a video production facility; and Broadcast Merchandising Company, a professional broadcast equipment dealership.

         Cosmos has operational partnerships and equity positions in WorldNow, the leading provider of Internet technology solutions for local media companies, MyWeather, developer of innovative technologies to provide personalized weather on the web and iBlast, the nation's largest wireless data broadcast distribution network that provides a fast, cost-effective "last mile" solution for content providers and consumers.



                                      -END-



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE LIBERTY CORPORATION


                                   By: /s/ Martha Williams
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                                      Name:  Martha Williams
                                      Title: Vice President, General Counsel
                                             and Secretary

December 14, 2000